UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 24, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2013, Nationstar Mortgage LLC (the “Company”) and Nationstar Capital Corporation (together with the Company, the “Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) with the guarantors party thereto (the “Guarantors”) and Credit Suisse Securities (USA) LLC (the “Underwriter”) relating to a registered offering of $225 million principal amount of the Issuers’ 6.500% senior notes due 2018 (the “Notes”) at an issue price of 100% (the “Offering”), which constitute a further issuance of and form a single series with the existing $250 million aggregate principal amount of the Issuers’ 6.500% senior notes due 2018 issued on July 22, 2013. The Notes were registered under the Issuers’ registration statement on Form S-3 (File No. 333-188872). The Offering closed on September 26, 2013.

The Underwriting Agreement includes customary representations, warranties and covenants by the Issuers. The Underwriting Agreement also provides for customary indemnification of the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribution to payments the Underwriter may be required to make because of any of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Notes were issued pursuant to an indenture, dated as of July 22, 2013 (the “Base Indenture”), among the Issuers, the Guarantors and Wells Fargo Bank, National Association, as trustee as supplemented by a first supplemental indenture dated as of September 26, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides that the Notes are general unsecured, senior obligations of the Issuers, and will be guaranteed on an unsecured senior basis by each of the Company’s existing and future domestic subsidiaries, other than its securitization and certain finance subsidiaries, certain other restricted subsidiaries and subsidiaries that in the future are designated as excluded restricted and unrestricted subsidiaries, and by Nationstar Mortgage Holdings Inc., Nationstar Sub1 LLC and Nationstar Sub2 LLC. The Company will use the net proceeds from the sale of the Notes for general corporate purposes, which may include future acquisitions and transfers of servicing portfolios and/or related businesses from third parties, including, but not limited to, from one or more affiliates of the Underwriter.

The Issuers will pay interest on the Notes at 6.500% per annum, semi-annually in arrears on February 1 and August 1, commencing on February 1, 2014. The Issuers may redeem all or a portion of the Notes at any time prior to August 1, 2015 by paying a make-whole premium plus accrued and unpaid interest and additional interest, if any, to the redemption date. In addition, on or before August 1, 2015 the Issuers may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price of 106.500% of the principal amount, plus accrued and unpaid interest and additional interest, if any, to the redemption date, subject to compliance with certain conditions. The Issuers may redeem all or a portion of the Notes at any time on or after August 1, 2015 at the applicable redemption prices set forth in the Indenture plus accrued and unpaid interest and additional interest, if any, to the redemption date. If the Issuers sell assets under certain circumstances, the Issuers will be required to make an offer to purchase the Notes at their face amount, plus accrued and unpaid interest and additional interest, if any, as of the purchase date.

The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) conduct certain asset sales; (iii) pay dividends or make distributions on, or redeem or repurchase, its capital stock; (iv) make certain investments; (v) create liens on assets; (vi) merge or consolidate or sell all or substantially all of its assets; and (vii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately. The foregoing description of the material terms of the Indenture and the Notes is qualified in its entirety by reference to the full text of such documents, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 24, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors party thereto, and Credit Suisse Securities (USA) LLC, as the underwriter.

4.1	Indenture, dated as of July 22, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Nationstar Mortgage Holdings Inc.’s Current Report on Form 8-K, furnished to the Securities and Exchange Commission on July 22, 2013 (File No. 001-35449)).

4.2.	First Supplemental Indenture, dated as of September 26, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Global Note for $225 million aggregate principal amount of 6.500% Senior Notes due 2018 (included in Exhibit 4.2).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

5.2	Opinion of Bass, Berry & Sims PLC.

5.3	Opinion of Greenberg Traurig LLP.

5.4	Opinion of Dykema Gossett PLLC.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims (included in Exhibit 5.2).

23.3	Consent of Greenberg Traurig LLP (included in Exhibit 5.3).

23.4	Consent of Dykema Gossett PLLC (included in Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.
Date: September 26, 2013
	By:	/s/ David C. Hisey
David C. Hisey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 24, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors party thereto, and Credit Suisse Securities (USA) LLC, as the underwriter.

4.1	Indenture, dated as of July 22, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Nationstar Mortgage Holdings Inc.’s Current Report on Form 8-K, furnished to the Securities and Exchange Commission on July 22, 2013 (File No. 001-35449)).

4.2.	First Supplemental Indenture, dated as of September 26, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Global Note for $225 million aggregate principal amount of 6.500% Senior Notes due 2018 (included in Exhibit 4.2).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

5.2	Opinion of Bass, Berry & Sims PLC.

5.3	Opinion of Greenberg Traurig LLP.

5.4	Opinion of Dykema Gossett PLLC.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims (included in Exhibit 5.2).

23.3	Consent of Greenberg Traurig LLP (included in Exhibit 5.3).

23.4	Consent of Dykema Gossett PLLC (included in Exhibit 5.4).